                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joel W. Johnson his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to that Registration Statement with respect to shares of common stock issuable under the 2000 Stock Incentive Plan, 2000 Nonemployee Director Stock Option and Award Plan and Nonemployee Director Deferred Stock Plan of Hormel Foods Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

                           SIGNATURE

/s/ Joel W. Johnson                                                          Dated:  July 24, 2000
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Joel W. Johnson
Chairman of the Board, President and Chief Executive Officer
and Director (principal executive officer)

/s/ Gary J. Ray                                                              Dated:  July 24, 2000
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Gary J. Ray
Executive Vice President and Director

/s/ Eric A. Brown                                                            Dated:  July 24, 2000
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Eric A. Brown
Group Vice President and Director

/s/ David N. Dickson                                                         Dated:  July 24, 2000
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David N. Dickson
Group Vice President and Director

/s/ Michael J. McCoy                                                         Dated:  July 24, 2000
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Michael J. McCoy
Senior Vice President, Chief Financial Officer and Director
(principal financial and accounting officer)

/s/ John W. Allen                                                            Dated:  July 24, 2000
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John W. Allen
Director

/s/ John R. Block                                                            Dated:  July 24, 2000
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John R. Block
Director

/s/ William S. Davila                                                        Dated:  July 24, 2000
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William S. Davila
Director

/s/ E. Peter Gillette Jr.                                                    Dated:  July 24, 2000
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E. Peter Gillette Jr.
Director



/s/ Luella G. Goldberg                                                       Dated:  July 24, 2000
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Luella G. Goldberg
Director

/s/ Geraldine M. Joseph                                                      Dated:  July 24, 2000
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Geraldine M. Joseph
Director

/s/ Joseph T. Mallof                                                         Dated:  July 24, 2000
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Joseph T. Mallof
Director

/s/ John G. Turner                                                           Dated:  July 24, 2000
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John G. Turner
Director

/s/ Dr. Robert R. Waller                                                     Dated:  July 24, 2000
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Dr. Robert R. Waller
Director